Universal VIA Generation Growth

Universal Life Insurance Company (the “Company” or “Universal Life”)

Issued through: Universal Life Separate Account Fortune VII (the “Separate Account” or “Fortune VII Separate Account”)

Contract Classes: Universal VIA Generation Growth, Universal VIA Generation Growth ADV

Summary Prospectus for New Investors

May 1, 2026

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the full (or statutory) prospectus (the “Prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at https://www.universallifepr.com/ULICOPortal/VIA.aspx. You can also obtain this information at no cost by calling 787-706-7095, by sending an email request to: annuities@universalpr.com, or by calling your financial intermediary.

You invest your account value and contributions to accumulate value on a tax-deferred basis in one or more of our variable investment options listed in Appendix “Portfolio Companies available under the contract.”

The VIA Generation Growth ADV series is available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit or the Return of Premium Death Benefit Rider and could be subject to withdrawal charges and Puerto Rico Income Taxes.

Contract Owners have a fifteen (15) calendar-day right to review and examine the Contract. The contract may be cancelled and returned to Universal Life’s home office for any reason within fifteen (15) days of delivery from Universal Life’s home office and Universal Life will refund the account value. The refunded account value will reflect the value of the underlying investments in the contract, unless otherwise required by law. Please be advised that the contributions received by Universal Life during such fifteen-day period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel the contract during the fifteen-day period, the value of the contract will therefore depend on the performance of the underlying investments in the contract.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract you may no longer be able to fund your benefit. This means that you may no longer be able to increase your benefit base through contributions.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Definitions of Key Terms

Account Value — Your account value is the total of the values you have in the variable investment options.

Annuitant — The “annuitant” is the person upon whose life annuity payments are based.

Business Day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash Value — At any time before annuity payments begin, your contract’s “cash value” is equal to the account value less: (i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee, and the pro rata portion of the Return of Premium Death Benefit Rider charge; and (ii) any applicable withdrawal charges.

Contract Date — The “contract date” is the effective date of the contract. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period measured from your contract date is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th. If the contract date anniversary falls on a non-business day, then the transaction date for any transaction that is scheduled to occur on such anniversary will be the immediately preceding business day.

Contract Year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

IRA — Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

NQ contract — Non-qualified annuity contract.

Owner — The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

Return of Premium Death Benefit Rider — An optional rider that provides a death benefit calculated based on the greater of your account value or contributions to your contract, adjusted for withdrawals. There is an additional charge for the Return of Premium Death Benefit Rider under the contract.

Important Information You Should Consider About The Contract

FEES AND EXPENSES

Charges for Early Withdrawals	Universal VIA Generation Growth — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of the contribution(s) withdrawn or surrendered. For example, if you surrender the contract in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Universal VIA Generation Growth ADV — No withdrawal charge.

For additional information about charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges and Expenses” in the full Prospectus.
Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions, including for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or for each transfer between investment options in excess of 12 transfers per contract year.

Under the Universal VIA Generation Growth ADV contract, if the fee for the advisory services you are receiving is taken from account value, then account value will be reduced for any such charge.

For additional information about transaction charges see “Fee Table” and “Charges that the Company deducts” in “Charges and Expenses” in the full Prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year under the contract, depending on the options you choose. For the Generation Growth ADV contracts, the fees and expenses in the table below do not reflect any advisory fees paid to financial intermediaries from the contract value or other assets of the owner; if such fees were reflected the below fees and charges would be higher. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base Contract (varies by contract series)(1)(4)	0.55%	1.50%
Investment options (Portfolio Company fees and expenses)(2)	0.54%	3.04%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.30%	0.50%

(1)

Expressed as an annual percent of daily net assets of the Separate Account. Included as part of base contract expense is the effect of the $50 annual Contract Maintenance Fee. The annual Contract Maintenance Fee is not deducted for contracts with an account value of $100,000 or greater.

(2)	Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025 and could change from year to year.
(3)	Expressed as an annual percentage of the applicable benefit base.
(4)	Puerto Rico tax charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,415		Highest Annual Cost $5,040
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of contract series (Generation Growth ADV) and Portfolio Company fees and expenses	●	Most expensive combination of contract series (Generation Growth), optional benefits (Return of Premium Death Benefit Rider) and Portfolio Company fees and expenses
●	No optional benefits
●	No sales charges or advisory fees	●	No sales charges or advisory fees
●	No additional contributions, transfers or withdrawals	●	No additional contributions, transfers or withdrawals

For additional information about ongoing fees and expenses, see “Fee Table” and “Charges and Expenses” in the full Prospectus.

RISKS

Risk of Loss	The contract is subject to the risk of loss. You could lose some or all of your account value by investing in this contract.

For additional information about the risk of loss see “Principal Risks of Investing in the Contract” in the full Prospectus.
Not a Short-Term Investment	The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to Puerto Rico income taxes and tax penalties.

For additional information about the investment profile of the contract, see “Fee Table” and “Principal Risks of Investing in the Contract” in this summary Prospectus.

Risks Associated with Investment Options	An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., the Portfolios). Each investment option available under the contract, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with the investment options, see “Portfolios of the Trusts” in “Purchasing the Contract” in the full Prospectus. See also Appendix “Portfolio Companies Available Under the Contract” in this summary Prospectus.
Insurance Company Risks	An investment in the contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to our claims paying ability. An owner should look to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.universallifepr.com.

For additional information about insurance company risks, see “Principal Risks of Investing in the Contract” and “About the General Account” in “More Information” in the full Prospectus.

RESTRICTIONS

Investments	We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the investment options and to limit the number of investment options, which you may select. Such rights include, among others, combining any two or more investment options. We also reserve the right to remove or substitute underlying Portfolios as investment options.

For more information, see “About Universal Life Separate Account Fortune VII” in “More information” in the full Prospectus.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts” in “Purchasing the contract” in the full Prospectus and the Appendix to this summary Prospectus entitled “Portfolio Companies Available under the Contract”.

Optional Benefits	If you have an optional benefit like the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your optional benefit.

If you elect the Return of Premium Death Benefit Rider, you generally cannot make additional contributions to your contract once you reach age 76 (or after the first contract year, if later).

Withdrawals, including withdrawals to pay advisory fees, may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

If you purchase a Generation Growth ADV contract and you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, perhaps significantly. See “Fee based programs” in “Purchasing the Contract” in the full Prospectus.

For additional information about the Return of Premium Death Benefit Rider, see “Benefits Available Under the Contract” in this summary Prospectus and in the full Prospectus.

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax Information” in the full Prospectus.

CONFLICTS OF INTEREST

Investment Professional Compensation	Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals, see “Distribution of the contracts” in “More Information” in the full Prospectus.
Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and Expenses” in the full Prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

●	variable investment options, and

●	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies Available Under the Contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for a specified time period; (2) of a specified amount until the amount applied to the option is exhausted and (3) for life. Please note that when you annuitize, your investments will be converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, and offers various payout options.

Contract Classes

You can purchase one of two contract classes that have different ongoing fees and surrender charges. For example, the contract offers Universal VIA Generation Growth with a 6-year withdrawal charge period and a 1.45% base contract fee, and Universal VIA Generation Growth ADV with no withdrawal charge and a 0.50% base contract fee.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges and income taxes and tax penalties. Withdrawals will also generally reduce the value of the optional benefit and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value. For an additional fee, you can purchase the Return of Premium Death Benefit Rider that provides a different minimum payment guarantee.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. You can automatically reallocate your account value among your variable investment options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Other Contracts

We offer other fixed and variable annuity contracts. They may offer features, including investment options, credits, fees, death or income guarantee benefits and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether this contract and any optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, tax planning needs, time horizons and risk tolerance.

Fee Based Programs

You may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, and may also be subject to Puerto Rico Income Taxes.

Benefits Available Under the Contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a death benefit equal to your account value.	Standard	No Charge

●    Available only at contract purchase.

●    Withdrawals, including payment of advisory fees from your Account Value with respect to the Generation Growth ADV contract, will reduce the standard death benefit.

Return of Premium Death Benefit	Guarantees beneficiaries will receive a death benefit at least equal to your contributions less adjusted withdrawals.	Optional	0.50%(1)	0.30%(1)

●    Available only at contract purchase.

●    Available only to contract holder age 75 or younger on the contract date.

●    Withdrawals, including payment of advisory fees with respect to the Generation Growth ADV contract, will reduce the benefit by an amount greater than the value withdrawn, and could significantly reduce or terminate the benefit.

●    Generally no contributions once reach age 76, or after the first contract year, if later.

(1)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/Limitations
Rebalancing	Periodically rebalance your account value to your desired asset mix.	Optional	No Charge	● Must rebalance 100% of account value. ● Not available with the dollar cost averaging program.
Dollar Cost Averaging	Transfer account value from the EQ/Money Market Portfolio to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge	● $5,000 minimum to begin program. ● Account value may currently only be transferred on a monthly basis. ● Not available with the rebalancing program.
Systematic Withdrawals	Take periodic withdrawals of a fixed dollar amount or percentage from your account value.	Optional	No Charge	● $100 minimum transfer amount ● Program withdrawals will reduce the account value and death benefit, perhaps significantly. ● Program may begin 28 days after contract issue.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Maximum issue age

The maximum issue age for non-qualified, IRA and qualified plan contracts is 85.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $5,000 for Traditional and Roth IRA Generation Growth contracts ($10,000 for non-qualified contracts) and $25,000 for Generation Growth ADV. Each subsequent contribution generally must be at least $100  (except for certain IRAs—$50 for Traditional and Roth IRAs).

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more guaranteed benefits like the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract you may no longer be able to fund the guaranteed benefit(s).

When initial and subsequent contributions are credited

Initial Contribution

If your application is in complete and proper form when we receive it for application processing purposes (i.e., at our processing office), your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution at our processing office before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as non-qualified or particular types of IRAs.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. You may take partial withdrawals from your contract at any time or, depending on your specific situation, set up or a systematic withdrawal plan. You may also surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges and taxes from the account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges and income taxes. Withdrawals will reduce the standard death benefit, reduce the Return of Premium Death Benefit Rider (possibly on a greater than dollar-for-dollar basis) and may terminate the benefit. Surrenders also may be subject to withdrawal charges and income taxes.

Please see “Accessing Your Money” in the full Prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in complete and proper form at our processing office. These transactions may include proceeds to a variable annuity payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. The fees and expenses for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner and the cumulative effect of these charges would increase the overall cost of a Universal VIA Generation Growth ADV contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the contract, or transfer account value between the investment options.

TRANSACTION EXPENSES

	Generation Growth	Generation Growth ADV
Sales Load Imposed on Purchases	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)	7.00%(1)	None
Transfer Fee(2)	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125
Special Service Charges(4)	$280	$280

(1)	For Generation Growth only, the charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, or apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the year in which we receive that contribution to be “year 1.”

Charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7+
Generation Growth	7%	7%	6%	6%	5%	3%	0%
Generation Growth ADV	No Withdrawal Charge

(2)	Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” in “Charges and Expenses” in the full prospectus.

(3)	Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)	Currently, we do not charge for special service charges. However, we reserve the right to charge for the following: (1) express mail charge equal to a maximum of $35; (2) wire transfer charge equal to a maximum of $90; (3) duplicate contract charge equal to a maximum of $35; (4) check preparation charge equal to a maximum of $85 (5) Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement Charge, equal to a maximum of $35. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time. The $280 figure in the table above is the sum of those charges.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase the optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	Generation Growth	Generation Growth ADV
Administrative Expenses (Annual Contract Maintenance Fee)(1)	$50	$50
Base Contract Expenses (as a percentage of daily net assets of the Separate Account)(2)(3)	1.45%	0.50%
Optional Benefits Expenses (as a percentage of the benefit base)(4)
Return of Premium Death Benefit Rider Charge	0.50%(5)	0.50%(5)

(1)	Beginning with your first contract date anniversary, we will deduct this charge on any contract date anniversary on which your account value is less than $100,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge.

(2)	The Puerto Rico tax charge, included as part of the Base Contract fee, is deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

(3)	Base Contract Expenses in this Fee Table include the Operations charge, the Administrative charge, the Distribution charge and the Puerto Rico tax charge.

(4)	The benefit base is equal to your initial contribution to the contract less any withdrawals you made from the contract.

(5)	The current charge is 0.30%, but we reserve the right to increase the charge up to 0.50%.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the contract. A complete list of Portfolio Companies Available Under the Contract, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies Available Under the Contract.”

Annual Portfolio Company Expenses

	Minimum	Maximum
Annual Portfolio Company Expenses (expenses that are deducted from Portfolio assets including management fees, service fees, and other expenses)	0.54%	3.04%

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio Company expenses. The examples for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner; however, if they did, the expenses shown would be higher.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio Company expenses, Return of Premium death benefit (at its maximum charge) and that all account value is in the variable investment options.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period					If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Generation Growth	12,040	21,122	30,206	50,475	5,040	15,122	25,206	50,475
Generation Growth ADV	4,109	12,445	20,940	42,893	4,109	12,445	20,940	42,893

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://equitable-funds.com. You can request this information at no cost by calling 787-706-7095 or by sending an email request to annuities@universalpr.com.

The current expenses and performance information below reflect fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

	Portfolio Company - Investment Adviser;	Current	Average Annual Total Returns (as of 12/31/2025)
Type	Sub Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Asset Allocation	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	1.24%	10.02%	5.02%	5.76%
Asset Allocation	EQ/All Asset Growth Allocation Portfolio	1.29%	17.18%	7.12%	8.28%
Asset Allocation	EQ/AB Dynamic Moderate Growth Portfolio	1.13%	13.46%	6.31%	6.12%
Asset Allocation	EQ/Goldman Sachs Growth Allocation Portfolio	1.29%	12.09%	7.29%	-
Asset Allocation	EQ/Conservative Allocation Portfolio	1.05%	7.48%	1.74%	3.11%
Asset Allocation	EQ/Moderate Allocation Portfolio	1.08%	10.20%	4.12%	5.77%
Asset Allocation	EQ/Moderate-Plus Allocation Portfolio	1.11%	11.50%	5.88%	7.67%
Asset Allocation	EQ/Aggressive Allocation Portfolio	1.15%	12.97%	7.79%	9.47%
Equity	1290 VT SmartBeta Equity ESG Portfolio	1.10%	13.95%	10.21%	10.74%
Equity	1290 VT Small Cap Value Portfolio	1.34%	6.11%	13.44%	11.19%
Equity	1290 VT Micro Cap Portfolio	1.34%	16.42%	4.31%	12.26%
Equity	EQ/American Century Mid Cap Value Portfolio	1.28%	8.72%	8.64%	-
Equity	EQ/FIDELITY INSTITUTIONAL AM Large Cap Portfolio	0.89%	18.34%	13.86%	-
Equity	EQ/Franklin Rising Dividends Portfolio	0.98%	11.84%	9.50%	-
Equity	EQ/MFS International Growth Portfolio	1.22%	20.90%	6.90%	9.61%
Equity	EQ/Emerging Markets Equity PLUS Portfolio	1.41%	33.46%	4.64%	7.73%
Equity	EQ/AB Small Cap Growth Portfolio	0.92%	9.21%	3.43%	10.10%
Equity	EQ/International Equity Index Portfolio	0.79%	31.53%	9.91%	8.07%
Equity	EQ/Equity 500 Index Portfolio	0.54%	17.23%	13.79%	14.15%
Equity	EQ/Large Cap Value Index Portfolio	0.74%	15.04%	10.52%	9.77%
Equity	EQ/Invesco Global Portfolio	1.25%	15.40%	6.95%	10.59%

	Portfolio Company - Investment Adviser;	Current	Average Annual Total Returns (as of 12/31/2025)
Type	Sub Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Equity	EQ/JPMorgan Value Opportunities Portfolio	0.95%	15.40%	12.77%	12.08%
Equity	EQ/Small Company Index Portfolio	0.63%	12.57%	6.16%	9.44%
Equity	EQ/Large Cap Growth Index Portfolio	0.71%	17.74%	14.51%	17.26%
Equity	1290 VT Socially Responsible Portfolio	0.90%	17.23%	13.04%	13.83%
Equity	EQ/Mid Cap Index Portfolio	0.70%	6.80%	8.42%	9.99%
Equity	EQ/Janus Enterprise Portfolio	1.04%	8.05%	7.06%	10.61%
Specialty	EQ/Invesco Global Real Assets Portfolio	1.16%	15.93%	7.11%	-
Specialty	EQ/Wellington Energy Portfolio	1.31%	12.17%	17.90%	-
Specialty	EQ/MFS Technology Portfolio	1.10%	16.24%	12.06%	-
Specialty	EQ/MFS Utilities Series Portfolio	1.15%	14.65%	7.33%	-
Specialty	EQ/T. Rowe Price Health Sciences Portfolio	1.37%	19.21%	3.62%	-
Specialty	1290 VT Natural Resources Portfolio	1.56%	28.04%	16.06%	9.42%
Specialty	1290 VT Real Estate Portfolio	1.39%	9.67%	2.69%	3.28%
Specialty	Multimanager Technology Portfolio	1.38%	25.87%	12.46%	19.41%
Fixed Income	EQ/PIMCO Total Return ESG Portfolio	0.95%	8.70%	-0.14%	-
Fixed Income	EQ/PIMCO Ultra Short Bond Portfolio	0.89%	4.47%	2.93%	2.32%
Fixed Income	1290 VT High Yield Bond Portfolio	1.10%	7.54%	3.92%	5.41%
Fixed Income	EQ/PIMCO Global Real Return Portfolio	3.04%	5.52%	-0.90%	2.48%
Fixed Income	EQ/Intermediate Government Bond Portfolio	0.68%	5.54%	0.30%	1.15%
Fixed Income	EQ/AB Short Duration Government Bond Portfolio	0.82%	4.17%	2.11%	1.56%
Cash/Cash Equivalent	EQ/Money Market Portfolio	0.67%	3.66%	2.79%	1.73%

Universal VIA Generation Growth

Issued by

Universal Life Insurance Company

Metro Office Park, Street 1, Lot #10

Guaynabo, Puerto Rico 000968

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) that include additional information about Universal VIA Generation Growth, the Company and the Fortune VII Separate Account. The Prospectus and SAI, each dated May 1, 2026, are incorporated by reference into this summary prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-787-706-7095. The Prospectus and SAI are also available at our website, https://www.universallifepr.com/ULICOPortal/VIA.aspx.

Universal Life Generation Growth Series is issued by and is a registered service mark of
Universal Life Insurance Company (Universal). Distributed by Universal Financial Services, Inc.

Universal Life Insurance Company, Metro Office Park, Street 1 Lot #10, Guaynabo Puerto Rico 000968. (787) 706-7095.

Universal VIA Generation Growth Class/Contract Identifier: C000233582

Universal VIA Generation Growth ADV Class/Contract Identifier: C000233583